Summary Prospectus December 19, 2013
Westcore Small-Cap Growth Fund

RETAIL SHARE ClASS: WTSGX | INSTITUTIONAL SHARE CLASS: WISGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.westcore.com/literatureForms/ReportsProspectuses.aspx. You can also get this information at no cost by calling 800.392.CoRe (2673), by sending an email request to Westcoreinvest@westcore.com, or by contacting your financial intermediary. the Fund’s prospectus and statement of additional information, each dated December 19, 2013, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

Westcore Small-Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in small-capitalization growth companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fees (as a percentage of amount of shares redeemed or
exchanged within 90 calendar days from their date of purchase)	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	2.26%	2.11%
Acquired Fund Fees and Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	3.26%	3.11%
Fee Waiver and Expense Reimbursement(2)	(1.96)%	(1.96)%
Total Annual Fund Operating Expenses After Fee Waiver
and Expense Reimbursement(2)	1.30%	1.15%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the Fund’s initial fiscal year.
(2)	Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/ reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Retail Class	$132	$820
Institutional Class	$117	$775

Westcore Small-Cap Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

  The Fund emphasizes investments in small-capitalization or “small-cap” companies that the team believes to have attractive growth prospects for earnings and/or cash flows.
  Under normal circumstances, the Fund invests at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in small-cap companies.
  The Fund currently considers “small-cap companies” to be those included in, or similar in size to those included in its benchmark index, the Russell 2000 Growth Index, at the time of purchase.  As of the most recent “reconstitution” of the benchmark index on May 31, 2013, the benchmark capitalization range was $129 million to $3.3 billion. Please note that these market capitalization measures will fluctuate over time.
  The Fund’s portfolio management team implements an investment strategy primarily through independent “bottom-up” fundamental research. The team constructs a portfolio designed to generate alpha (which the team understands to mean the risk adjusted excess return relative to the Fund’s benchmark) primarily through stock selection.
  A proprietary valuation model is created for all potential investments in order to identify the key drivers of earnings and cash flow and to gauge embedded expectations implied in a stock’s current price. The team focuses its research on understanding what impacts these drivers and determining how its estimates differ from market expectations.
  With respect to portfolio structure, the team typically maintains exposure to most sectors within the benchmark, however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The team maintains guidelines to monitor this variance.
  The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The financial crisis in the U.S. and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.
  Small Cap Company Risk. Investing in securities of small cap companies generally involves a higher degree of risk than investing in securities of larger companies. The prices of securities of smaller companies are generally more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decrease.
  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

Westcore Small-Cap Growth Fund

Bar Charts and Performance Tables

Performance history will be available for the Fund once it has been in operation for one calendar year.

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Mitch S. Begun, CFA
Partner, Director of Small- & Mid-Cap Growth Research – Denver Investments; Lead Portfolio Manager of the Fund	December 19, 2013
F. Wiley Reed, CFA
Partner, Small- & Mid-Cap Growth Research Analyst – Denver Investments; Lead Portfolio Manager of the Fund	December 19, 2013
Adam C. Bliss
Partner, Small- & Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	December 19, 2013
Brian C. Fitzsimons, CFA
Partner, Small- & Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	December 19, 2013
Jeffrey J. Loehr, CFA
Partner, Small- & Mid-Cap Growth Research Analyst – Denver Investments; Portfolio Manager of the Fund	December 19, 2013

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $500,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax.

Financial Intermediary Compensation - Payments to Broker Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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